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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):   September 26, 1996
                                                           ------------------

                                  DIACRIN, INC.
       ----------------------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                   (State or Other Jurisdiction of Incorporation)


              000-20139                               22-3016912
       ------------------------             ---------------------------------
       (Commission File Number)             (IRS Employer Identification No.)


       Building 96 13th Street, Charlestown Navy Yard, Charlestown, MA  01581
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        (Address of principal executive offices)                   (Zip Code)


                                 (617) 242-9100
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                  Registrant's Telephone Number, Including Area Code


                                 Not Applicable
       ----------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)

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         ITEM 5.  OTHER EVENTS.
                  ------------

              On September 26, 1996, Diacrin, Inc. ("Diacrin") issued a press release entitled "Genzyme Tissue Repair, Diacrin Form Joint Venture to Advance Neurocell[Trademark] Products for Parkinson's, Huntington's Diseases", a copy of which is attached hereto as an exhibit and incorporated herein by reference.

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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 2, 1996        DIACRIN, INC.
                                       (Registrant)



                                            /s/ Mark J. Fitzpatrick
                                       ------------------------------------
                                       By:      Mark J. Fitzpatrick
                                                Director of Finance and
                                                Administration & Treasurer

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                                INDEX TO EXHIBITS


         Exhibit
         Number                   Description                        Page No.
         ------                   -----------                        --------

          99.1     Press Release issued September 26, 1996